ETF Opportunities Trust

T-REX 2X Long BMNR Daily Target ETF (BMNU)
T-REX 2X Long DJT Daily Target ETF (DJTU)
(each a “Fund” collectively, the “Funds”)

Supplement dated June 18, 2026
to the Prospectus and Statement of Additional Information (“SAI”),
each dated April 30, 2026

The Board of Trustees (the “Board”) of ETF Opportunities Trust (the “Trust”) has approved a reverse stock split for the T-REX 2X Long BMNR Daily Target ETF and the T-REX 2X Long DJT Daily Target ETF at a proposed split ratio of 1:10. Shareholders will receive one (1) post-split share for every ten (10) pre-split shares held. The Creation Unit size for the Fund will remain at 10,000 shares per unit.

No fractional shares will be issued as a result of the reverse stock split. Any fractional share interest that would otherwise result from the reverse stock split will be redeemed for cash at the Fund’s net asset value as of the effective date of the reverse stock split.

The reverse stock split will be effectuated after the close of trading on July 10, 2026. Shares of the Fund will begin trading on a split-adjusted basis on July 13, 2026.

This Supplement and the existing Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. The Prospectus and SAI have been filed with the U.S. Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 833-759-6110.

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PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE